Exhibit 99.1

Quality Assets. Disciplined Management.







Corporate Presentation

www.sanchezpp.com

March 2015

SANCHEZ PRODUCTION PARTNERS

SPP LISTED NYSE MKT

Legal Disclaimers

Forward-Looking Statements This presentation contains forward–looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our: business strategy; acquisition strategy; financial strategy; ability to resume, maintain and grow distributions; drilling locations; oil, natural gas and natural gas liquids reserves; realized oil, natural gas and natural gas liquids prices; production volumes; lease operating expenses, general and administrative expenses and development costs; future operating results; and plans, objectives, expectations, forecasts, outlook and intentions. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology.

The forward–looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by the management of our general partner. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management's assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward–looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward–looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward–looking statements due to factors listed in the "Risk Factors" section in our Securities and Exchange Commission ("SEC") filings and elsewhere in those filings. All forward–looking statements speak only as of the date of this presentation. We do not intend to publicly update or revise any forward–looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Oil and Gas Reserves The SEC requires oil and gas companies, in filings with the SEC, to disclose "proved oil and gas reserves" (i.e., quantities of oil and gas that are estimated with reasonable certainty to be economically producible) and permits oil and gas companies to disclose "probable reserves" (i.e., quantities of oil and gas that are as likely as not to be recovered) and "possible reserves" (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). Investors are urged to consider closely the disclosure in Sanchez Production Partners' Annual Report on Form 10-K for the most recent fiscal year.

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SPP Investment Highlights

Successful Conversion to MLP With Unique Sponsorship	◆ Integrated through Services Agreements with Sanchez Oil & Gas Corp. ("SOG") ◆ Successful oil and gas company with a robust operational platform and deal flow ◆ Committed to building a sustainable and attractive MLP
Focused on Sustainable Growth With Emphasis on FCF Generation	◆ Large-scale acquisitions and recapitalization central to resuming distributions ◆ Targeting PDP reserves, minimal maintenance capital requirements, and low overhead
Visibility of Growth Opportunities from SOG Relationship	◆ Leveraging SOG's operational platform, service relationships, and deal flow ◆ Joint bid opportunities ◆ "Right sized" transactions with other third parties
Legacy Assets Provide Solid Base to Build From	◆ Positive FCF supported by: ◆ Diverse legacy asset base with production decline rates ranging from 8% to 30% ◆ Hedging activity aimed at certainty of cash flows over time
Experienced and Disciplined Management Team	◆ Senior management team averages over 20 years of industry experience ◆ SOG's platform of over 200 full-time employees includes 46 technical staff/engineers

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<u>At 12/31/14</u>:

Market Cap:	$40 MM
Enterprise Value:	$79 MM
Proved Reserves:	15,881 MBOE
% PDP:	78%
% Natural Gas:	90%
% Oil/Liquids:	10%
Proved R/P Ratio:	9.8 Years
2014 Production:	4,133 BOE/d


Central Kansas Uplift
Cherokee Basin
Woodford Shale
Houston, Texas Headquarters
Gulf Coast

Reserve values are estimates as of December 31, 2014 based on forward prices as of that day

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SPP’s Corporate Transition


Q2 2014
Executed Services Agreements with SOG and Related Companies
Q3 2014
Completed Rebranding (“CEP” to “SPP”)
Q1 2015
Converted from LLC to GP/LP
2015
Identify/Pursue Acquisitions and Other Opportunities
2015+
Identify/Pursue Acquisitions and Other Opportunities
Raise Capital
The Path to Distributions

SPP's Corporate Vision

Growth	◆ **Production growth achievable primarily through acquisitions, which may source from:** ◇ SOG's operational platform and service relationships ◇ Joint bid opportunities identified by SOG ◇ "Right-sized" transactions with other third parties ◆ **Portfolio optimization focus aimed at minimizing maintenance capital requirements**
Distributions	◆ **Dependent upon the partnership's ability to execute one or more large-scale acquisitions, which may include transactions with companies to which SOG provides services, and recapitalization** ◆ **Per the Partnership Agreement:** ◇ Incentive Distribution Rights ("IDRs") have been granted to SP Holdings, LLC ◇ IDRs are intended to provide an incentive to grow the partnership and distributions over time ◇ A Minimum Quarterly Distribution of $0.05/unit must be achieved before the IDR holder receives cash pursuant to the IDRs
Financial Stability	◆ **Target Debt / Adjusted EBITDA of < 3.0x** ◆ **Target distribution coverage of 1.2x** ◆ **Target borrowing base utilization of < 80%**
SOG Integration	◆ **Implementation of the Services Agreements is complete** ◆ **Continuing integration efforts are aimed at business development, capital efficiency, and operational efficiencies**
Cost Containment	◆ **G&A savings are anticipated from the Services Agreements over time** ◆ **Savings expected to accelerate as integration continues** ◆ **SPP targets annual G&A cost of $6.25 MM**

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SOG's Operational Platform

Sanchez Oil & Gas Corporation ("SOG")
provides a robust, full service oil and gas operational platform

- **Experienced Management:** senior management team averages over 20 years of industry experience
- **Technical Expertise:** employs over 200 full-time employees, including 46 technical staff/engineers
- **Operational Expertise:** drilled or participated in over 1,000 wells during its 40 year history
- **Significant Financial Resources:** Raised over $1 billion in 2014 for drilling and acquisitions
- **Active Business Development:** Dedicated business development team screens ~150 acquisition opportunities each year



Sanchez Oil & Gas
Operations
Financial
Executive
Land & Mineral Management
Geology & Geophysics
Engineering
Marketing
Field Operations
Administration
Capital Markets
Risk Management
Accounting & Financial Reporting
Treasury
Management

SOURCE: Sanchez Oil & Gas Corporation

SPP LISTED NYSEMKT

SPP's Growth Potential

SANCHEZ
PRODUCTION PARTNERS

SOG's Operational Platform and Service Relationships	Joint Bid Opportunities Identified By SOG	"Right-Sized" Transactions w/Other Third Parties
◆ SOG provides services to companies that have developed an extensive inventory of PDP assets with attractive MLP characteristics ◆ Transactions among these companies may facilitate growth strategies by promoting capital efficiency	◆ SOG has managed five major acquisitions since 2013 for ~ $1.1 Billion ◆ Joint bids can facilitate the parsing of asset packages to achieve capital efficiency and, therefore, provide a competitive advantage ◆ Extends SPP's reach into transactions previously viewed as unattainable due to size and scope	◆ SPP's "right-sized" asset focus provides a relative advantage in identifying and pursuing transactions with third parties that may stem from: — Forced asset sales resulting from the recent downturn in commodity markets — Efforts by shale producers to fund gaps in capital budgets as commodity markets recover over time

SPP's Acquisition Strategy

- **SPP's acquisition strategy is focused on mature oil and gas properties with stable, long-lived production, shallow decline rates, and minimal maintenance capital requirements**
  - Acquisitions are an important part of SPP's strategy to resume, maintain and grow distributions over time
  - Extends SPP's reach into transactions previously viewed as unattainable due to size and scope
  - Key acquisition traits for SPP include:
    - High percentage of proved developed oil and natural gas reserves
    - Long-lived, stable production
    - Low-risk drilling opportunities
    - Other integrated assets
  - SPP intends to reduce the impact of commodity price volatility on cash flows by hedging production up to five years on acquired assets


Acquisition Pipeline
SOG screens ~150 opportunities annually
Evaluate ~35-50
Bid ~25-40
Close ~2-5

SPP Asset Base

Sanchez Production Partners LP


Central Kansas Uplift
Cherokee Basin
Woodford Shale
Houston, Texas Headquarters
Gulf Coast

SPP Legacy Assets

- Cherokee Basin operated and non-operated assets were acquired in three separate transactions in 2007
  - Assets include SPP's concession agreement with the Osage Nation in Osage County, OK
- Gulf Coast non-operated assets were acquired from Sanchez Energy Partner I, LP in 2013
- "Other" non-operated assets include:
  - Woodford Shale assets acquired in 2008
  - Central Kansas Uplift assets acquired in 2010

Asset Area:	Cherokee Basin	Gulf Coast	Other	Total
Proved Reserves:				
– Total Proved	14,096 MBOE	1,002 MBOE	783 MBOE	15,881 MBOE
– % Proved Developed	75%	100%	100%	78%
– Natural Gas	77 Bcfe (91%)	4 Bcfe (66%)	4 Bcfe (94%)	86 Bcfe (90%)
– Oil/Liquids	1,228 MBbl (9%)	346 MBbl (34%)	50 MBbl (6%)	1,624 MBbl (10%)
– R/P Ratio	11.7 Years	2.9 Years	10.1 Years	9.8 Years
Probable Reserves	15,709 MBOE	284 MBOE	42 MBOE	16,036 MBOE
Net Acres	~ 720,000	~ 9,000	~ 1,000	~ 730,000

SPP Legacy Asset reserve values are estimates as of December 31, 2014 based on forward prices as of that day; numbers may not add due to rounding

Financial Overview

SPP Financial Position

($ in 000's unless noted)		As of Dec. 31, 2014
Cash & Cash Equivalents	**$**	**4,238**
Borrowing Capacity	**$**	**27,500**
= Borrowing Base		*70,000*
- Debt Outstanding		*42,500*
Total Liquidity	**$**	**31,738**
= Borrowing Capacity		*27,500*
+ Cash & Equivalents		*4,238*
Net Debt	**$**	**38,262**
= Debt Outstanding		*42,500*
- Cash & Equivalents		*4,238*
Enterprise Value	**$**	**78,572**
= Equity Market Capitalization		*40,310*
+ Net Debt		*38,262*
LTM Adjusted EBITDA[(1)]	**$**	**24,432**
Net Debt / Enterprise Value		**49%**
Net Debt / LTM Adjusted EBITDA		**1.6x**

[(1)] Includes a $1.0 million charge related to implementation of the Services Agreements in Q214, which is a "non-recurring item"; Excluding this non-recurring item, LTM Adjusted EBITDA was $25.8 million

See Reconciliation Items, Slide 17

Recent Financial Results

($ in 000's unless noted)	Q414 vs. Q314		Q414 vs. Q413	
	Q414	Q314	Q414	Q413
Production (MBOE)	374	380	374	387
Oil & Gas Sales	$ 14,499	$ 15,802	$ 14,499	$ 17,455
Gain (Loss) from Mark-to-Market Activities	17,547	5,594	17,547	(5,997)
Revenue	$ 32,046	$ 21,396	$ 32,046	$ 11,458
Operating Expenses[1]	9,608	9,872	9,608	17,345
Cost of Sales	289	404	289	333
Other (Income) Expense[2]	177	(76)	177	(51)
EBITDA	$ 21,972	$ 11,196	$ 21,972	$ (6,169)
DD&A[3]	9,667	5,030	9,667	6,383
Net Interest Expense	507	511	507	514
Net Income (Loss)	$ 11,798	$ 5,655	$ 11,798	$ (13,066)
Adjusted EBITDA[4]	$ 4,753	$ 5,688	$ 4,753	$ 8,085

[1] Includes lease operating expenses, production taxes, general and administrative expenses and unit-based compensation program expenses
[2] Includes loss (gain) on asset sale
[3] Includes accretion expense and asset impairments
[4] Excludes litigation charges of $2.1 million in Q413 and an accrual for potential settlement of $5.9 million in Q413, which are "non-recurring items"

See Reconciliation Items, Slide 23

SPP
LISTED
NYSE MKT

Operating Highlights

Sales Revenue [1]



Oil & Liquids
Natural Gas
82%
71%
49%
47%
45%
100%
80%
60%
40%
20%
0%
18%
29%
51%
53%
55%
FY11
FY12
FY13
FY14
2014E

Oil & Liquids Production [2]



Bbl/day
1,200
1,000
800
600
400
200
0
290
329
606
978
788
FY11
FY12
FY13
FY14
2014E

Operating Cost [2],[3]



$/BOE
$30
$25
$20
$15
$10
$5
$-
$25.46
$24.36
FY14
2014E
$/Mcfe
$5
$4
$3
$2
$1
$-
$4.25
$4.06
FY14
2014E

Total Production



BOE/day
4500
4000
3500
3000
2500
2000
1500
1000
500
0
4133
3970
FY14
2014E
MMCfe/day
30.0
25.0
20.0
15.0
10.0
5.0
0.0
24.8
23.8
FY14
2014E

[1] Excludes hedge settlements, gains (losses) on mark-to-market activities, and other revenue
[2] 2014E based on the midpoint of SPP's 2014 forecast issued in Mar-14
[3] Includes lease operating expenses, production taxes, general and administrative expenses; excludes unit-based compensation program expenses, which is a non-cash item

Hedge Program[1]

- SPP intends to hedge a high percentage of PDP for up to five years
- SPP looks to hedge a high percentage of acquired production at closing, with additional hedges added over time
- SPP's hedge strategy primarily utilizes swaps and costless collars, as warranted by market conditions
- Hedges executed with SPP's lenders and subject to limitations in the partnership's reserve-based credit facility

	Balance 2015	2016
Hedges on SPP Legacy Assets		
Natural Gas Hedges[2]		
$/MMbtu	4.26	4.21
MMbtu	3,697,751	3,795,032
Crude Hedges[2]		
$/Bbl	91.05	85.64
Bbl	212,133	214,970
Combined Hedges		
% 2015 Production Forecast, SPP Legacy Assets	79%	66%

(1) As of February 28, 2015
(2) NYMEX swaps

NOTE: The partnership accounts for derivatives using the mark-to-market accounting method

Appendix

SPP LISTED NYSE MKT

Non-GAAP Financial Measures

Use of Non-GAAP Financial Measures:

EBITDA and Adjusted EBITDA are non-GAAP financial measures that are reconciled to their most comparable GAAP financial measure under Reconciliation of Non-GAAP Financial Measures in this presentation. The reconciliations are only intended to be reviewed in conjunction with the presentation to which they relate.

EBITDA is defined as net income (loss) adjusted by interest (income) expense, net; depreciation, depletion and amortization; write-off of deferred financing fees; asset impairments; and accretion expense. Adjusted EBITDA is defined as EBITDA adjusted by (gain) loss on sale of assets; (gain) loss from equity investment; unit-based compensation programs; and (gain) loss from mark-to-market activities. Although not presented herein, we define Distributable Cash Flow as Adjusted EBITDA less maintenance capital expenditures and cash interest expense. Maintenance capital expenditures are capital expenditures that we expect to make on an ongoing basis to maintain our asset base (including our undeveloped leasehold acreage) at a steady level over the long term. These expenditures include the drilling and completion of additional development wells to offset the expected production decline during such period from our producing properties, as well as additions to our inventory of unproved properties or proved reserves required to maintain our asset base.

These financial measures are used as a quantitative standard by our management and by external users of our financial statements such as investors, research analysts and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; and our operating performance and return on capital as compared to those of other companies in our industry, without regard to financing or capital structure. These financial measures are not intended to represent cash flows for the period, nor are they presented as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP.

Summary of Non-GAAP Financial Measures:

Non-GAAP Measure	Slide(s) Where Used in Presentation	Most Comparable GAAP Measure	Slide Containing Reconciliations
Adjusted EBITDA, EBITDA	11, 12	Net Income	17

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Reconciliation Items

Reconciliation of Net Income (Loss) to Adjusted EBITDA ($ in 000s)	YTD14	Q414	Q314	Q214	Q114	YTD13	Q413
Net income (loss)	$ 9,503	$ 11,798	$ 5,655	$ (5,011)	$ (2,939)	$ (25,857)	$ (13,066)
Interest (income) expense, net	2,076	507	511	533	525	3,150	514
DD&A[1]	23,561	9,667	5,030	4,515	4,349	21,848	6,383
EBITDA	$ 35,140	$ 21,972	$ 11,196	$ 37	$ 1,935	$ (859)	$ (6,169)
(Gain) loss on sale of assets	223	246	-	(16)	(7)	4	(4)
Unit-based compensation programs	1,298	82	86	1,029	101	1,049	221
(Gain) loss from mark-to-market activities	(12,229)	(17,547)	(5,594)	5,915	4,997	17,281	5,997
Adjusted EBITDA[1],[2]	$ 24,432	$ 4,753	$ 5,688	$ 6,965	$ 7,026	$ 17,475	$ 45

Operating Expense to Operating Cost ($/BOE)	YTD14	Q414	Q314	Q214	Q114	YTD13	Q413
Operating expenses[3]	$ 26.98	$ 25.70	$ 25.99	$ 30.70	$ 25.45	$ 32.00	$ 44.88
Less: Unit-based compensation incl. in operating expense	0.86	0.22	0.23	2.68	0.27	0.77	0.57
Less: Non-recurring items[4]	0.66	-	-	2.61	-	6.54	20.80
Operating cost	$ 25.46	$ 25.48	$ 25.76	$ 25.41	$ 25.18	$ 24.69	$ 23.51

[1] Includes accretion expense and asset impairments
[2] Includes the following "non-recurring items": (1) in 2013, severance charges of $0.7 million recorded in Q113 and $0.2 million Q213, respectively; litigation charges of $2.1 million in Q413; and an accrual for potential settlement of $5.9 million in Q413; and (2) in 2014, a $1.0 million charge related to implementation of the Services Agreements in Q214; Excluding these non-recurring items, Q413 Adjusted EBITDA was $8.1 million, and YTD13 Adjusted EBITDA was $26.4 million; Q214 Adjusted EBITDA was $8.0 million and YTD14 Adjusted EBITDA was $25.8 million
[3] Includes lease operating expenses, production taxes, general and administrative expenses, and unit-based compensation program expenses
[4] See footnote (2) for a description of Non-recurring items

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